UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2006

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2006, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2006-BC1)

CWABS, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-131591-03	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05.	Securities Act Updating Disclosure.

Description of the Mortgage Pool1

CWABS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement, dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide LFT LLC, as seller, Park Monaco Inc., as seller, Park Granada LLC, as seller, Park Sienna LLC, as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee, providing for the issuance of the Company’s Asset-Backed Certificates, Series 2006-BC1.

Item 9.01.	Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

1  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 23, 2006 and the Prospectus Supplement dated March 27, 2006 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2006-BC1.

Exhibit No.	Description
99.1	Characteristics of the Final Mortgage Loans in the Mortgage Pool as of the Cut-off Date, relating to the Company’s Asset-Backed Certificates, Series 2006-BC1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Vice President

Dated: April 14, 2006